UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2021
THE MIDDLEBY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1400 Toastmaster Drive,	Elgin,	Illinois	60120
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(847)	741-3300
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MIDD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
    On May 10, 2021, The Middleby Corporation, a Delaware corporation (the “Company”), held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). There were a total of 55,638,477 outstanding shares of common stock entitled to vote at the Annual Meeting, of which 49,085,242 were present or represented by proxy. At the Annual Meeting, the Company’s stockholders cast their votes as described below. The proposals are described in the definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission on March 31, 2021.
1.    ELECTION OF DIRECTORS
Proposal one was the election of seven (7) directors. The shares present were voted as follows:

Nominees	For	Withhold	Broker Non-Votes
Gordon O’Brien	45,489,365	591,119	3,004,758
Timothy J. FitzGerald	45,783,966	296,518	3,004,758
Sarah Palisi Chapin	45,443,351	637,133	3,004,758
Cathy L. McCarthy	45,544,534	535,950	3,004,758
John R. Miller III	41,986,347	4,094,137	3,004,758
Robert A. Nerbonne	45,562,490	517,994	3,004,758
Nassem Ziyad	45,943,318	137,166	3,004,758
Pursuant to the foregoing votes, all seven nominees listed above were elected to the Company’s Board of Directors to serve until the Company’s 2022 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified or until their earlier death, resignation or removal.
2.    ADVISORY VOTE ON EXECUTIVE COMPENSATION
Proposal two was the approval, on an advisory basis, of the 2020 compensation of the Company’s named executive officers. The shares present were voted as follows:

FOR: 41,984,976	AGAINST: 3,978,233	ABSTAIN: 117,275	BROKER NON-VOTES: 3,004,758
Pursuant to the foregoing votes, proposal two was approved on an advisory basis.
3.    APPROVAL OF ADOPTION OF 2021 LONG-TERM INCENTIVE PLAN
Proposal three was the approval of the adoption of the Company’s 2021 Long-Term Incentive Plan. The shares present were voted as follows:

FOR: 42,290,776	AGAINST: 3,751,223	ABSTAIN: 38,485	BROKER NON-VOTES: 3,004,758
Pursuant to the foregoing votes, proposal three was approved.
4.    RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
Proposal four was the ratification of the selection of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending January 1, 2022. The shares present were voted as follows:

FOR: 48,967,932	AGAINST: 73,844	ABSTAIN: 43,466	BROKER NON-VOTES: 0
Pursuant to the foregoing votes, proposal four was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated:	May 13, 2021	By:	/s/ Bryan E. Mittelman
Bryan E. Mittelman
Chief Financial Officer